U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest  event reported): December 20, 1999

                       VOICE MOBILITY INTERNATIONAL, INC.
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                 (Name of Small Business Issuer in its Charter)


           NEVADA                                      33-0777819
-------------------------------          ---------------------------------------
(State or Other Jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)




180-13777 Commerce Parkway, Richmond, British Columbia, Canada       V6V 2X3
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (604) 482-0000
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                           (Issuer's Telephone Number)

Item 5. Other Events

     On December 20, 1999, Voice Mobility International, Inc. issued a press release announcing the appointment of Tom O'Flaherty as President.

          Exhibit No                        Exhibits
          ----------                        --------

          10-14         Press Release of Voice Mobility International, Inc.
                        Dated December 20, 1999

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VOICE MOBILITY INTERNATIONAL, INC.


Date: December 23, 1999                 By: /s/William E. Krebs
                                           --------------------------
                                            William E. Krebs
                                              Treasurer and Principal Financial
                                              Officer